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                          INSTITUTIONAL CLASS SHARES OF

                              AIM REAL ESTATE FUND

                          Supplement dated May 10, 2005
                     to the Prospectus dated April 29, 2005


As of the close of business on April 29, 2005, the Fund has limited public sales of its shares to certain investors. The changes set forth below became effective as of the close of business on April 29, 2005.

The following information is added under the heading "OTHER INFORMATION - SUITABILITY FOR INVESTORS" on page 21 of the Prospectus:

     "LIMITED FUND OFFERING (REAL ESTATE)

     Based upon the portfolio managers' recommendation, which is in part due to the sometimes limited availability of common stocks of real estate-related securities that meet the investment criteria for the fund, the fund is limiting public sales of its shares to certain investors, effective as of the close of business on April 29, 2005. Investors should note that the fund reserves the right to refuse any order that might disrupt the efficient management of the fund.

     The following types of investors may continue to invest in the fund if they were invested in the fund on April 29, 2005 and remain invested in the fund after that date:

          (i)   Existing shareholders of the fund;
          (ii) Existing shareholders of the fund who open other accounts in their name;
          (iii) The following plans and programs:
                o Retirement plans maintained pursuant to Section 401 of the Internal Revenue Code ("the Code");
                o Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;
                o Retirement plans maintained pursuant to Section 457 of the Code;
                o Non qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and
                o Qualified Tuition Programs maintained pursuant to Section 529 of the Code.

     Future investments in the fund made by existing brokerage firm wrap programs will be at the discretion of A I M Distributors, Inc. (the distributor). Please contact the distributor for approval.

     The following types of investors may open new accounts in the fund, if approved by the distributor:

                o Retirement plans maintained pursuant to Section 401 of the Code;
                o Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;
                o Retirement plans maintained pursuant to Section 457 of the Code;
                o Non qualified deferred compensation plans maintained pursuant to Section 83 of the Code;
                o Qualified Tuition Programs maintained pursuant to Section 529 of the Code; and
                o   Portfolio management team, including analysts.

     Such plans and programs that are considering the fund as an investment option should contact the distributor for approval.

     At the advisor's discretion, proprietary asset allocation funds may open new accounts in the fund.

     During this limited offering period, the Rule 12b-1 fees for Class A shares will be reduced from 0.35% to 0.25% of the fund's average daily net assets attributable to Class A shares.

     The fund may resume sales of shares to other new investors on a future date if the advisor determines it is appropriate and the Board of Trustees approves."